UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2013

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Grants
On May 8, 2013, the Company granted 1,419 restricted shares of the Company's common stock to each of Avraham Shochat, Ron W. Haddock and Dr. Zalman Segal, each an independent director of the Company, pursuant to Section 12 of the Alon USA Energy, Inc. Second Amended and Restated 2005 Incentive Compensation Plan. The shares vest in equal installments on the first, second and third anniversaries of the date of grant.
These awards are evidenced by agreements in the form adopted by the Company, which form was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 5, 2005, and is incorporated by reference into this Item 5.02.

Item 5.05. Amendment to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On May 8, 2013, the Board of Directors of the Company approved a revised Code of Business Conduct and Ethics (the "Code") as part of its normal periodic review of Company policies. The Code applies to all of the Company's directors, officers and employees, and supersedes the Company's prior Code of Business Conduct and Ethics. The revised Code updates the prior Code of Business Conduct and Ethics to enhance readability, provides for certain technical updates and adds a new section addressing compliance with the Foreign Corrupt Practices Act of 1977, as amended. A copy of the Code, as revised, is located on the Company's website at www.alonusa.com.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 7, 2013 at The Frontiers of Flight Museum, 6911 Lemmon Avenue, Dallas, Texas 75209. A total of 53,746,282 shares of the Company's common stock were present or represented by proxy at the meeting, representing more than 86% of the Company's shares outstanding as of the March 15, 2013 record date. The matters submitted for a vote and the related results are as follows:
Proposal 1: To elect ten directors to serve until the 2014 annual meeting or until their respective successors are elected and have been qualified. The results of the votes cast were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Wiessman	37,932,633	11,902,131	3,911,518
Boaz Biran	37,083,060	12,751,704	3,911,518
Ron W. Haddock	49,259,893	574,871	3,911,518
Itzhak Bader	39,696,573	10,138,191	3,911,518
Jeff D. Morris	40,577,259	9,257,505	3,911,518
Yeshayahu Pery	37,826,155	12,008,609	3,911,518
Zalman Segal	49,406,171	428,593	3,911,518
Avraham Shochat	49,404,246	430,518	3,911,518
Shlomo Even	40,040,296	9,794,468	3,911,518
Oded Rubinstein	39,743,939	10,090,825	3,911,518

Proposal 2: To ratify the appointment of KPMG LLP as Alon's independent registered public accounting firm for 2013:

Votes For	Votes Against	Votes Abstained
53,388,127	301,980	56,175

Pursuant to the foregoing votes, Proposals 1 and 2 were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.

Date:	May 10, 2013	By:	/s/ James Ranspot
James Ranspot
Senior Vice President, General Counsel and Secretary